UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 2005


                               GRAPHON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-21683                  13-3899021
(State or other jurisdiction of  (Commission file           (IRS Employer
incorporation or organization)       Number)             Identification Number)

                          5400 Soquel Avenue, Suite A2
                              Santa Cruz, CA 95062
                    (Address of principal executive offices)

                  Registrant's telephone number: (800) 472-7466

                               3130 Winkle Avenue
                              Santa Cruz, CA 95065
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

   On August 24, 2005, the Registrant moved its corporate headquarters to 5400 Soquel Avenue, Suite A2, Santa Cruz, California 95062. The Registrant's telephone number remains 1-800-GRAPHON (800-472-7466) and its web site remains www.graphon.com.





                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GraphOn Corporation
                                          (Registrant)

                                    By:   /s/ William Swain
                                          -------------------------------
                                          William Swain
                                          Chief Financial Officer

Date:  August 25, 2005